                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT

                       MEDITRUST SUBSIDIARY CORPORATIONS

                            AS OF DECEMBER 31, 1994

                                                                                          State of
Name                                                                                    Incorporation
- ----                                                                                    -------------
Meditrust Acquisition Corporation                                                       Massachusetts
Meditrust of Alabama, Inc.                                                              Alabama
Meditrust at Alpine, Inc.                                                               Pennsylvania
Meditrust of Arizona, Inc.                                                              Delaware
Meditrust of Arkansas, Inc.                                                             Arkansas
Meditrust of Arlington, Texas, Inc.                                                     Massachusetts
Meditrust of Bakersfield, California, Inc.                                              Delaware
Meditrust of Baton Rouge, Inc.                                                          Louisiana
Meditrust of Benton, Inc.                                                               Delaware
Meditrust of California, Inc.                                                           Delaware
Meditrust of College Station, Inc.                                                      Delaware
Meditrust of Colorado, Inc.                                                             Delaware
Meditrust of Connecticut, Inc.                                                          Delaware
Meditrust Depository Corporation                                                        Delaware
Meditrust Finance Corporation                                                           Delaware
Meditrust Financial Services Corporation                                                Delaware
Meditrust of Florida, Inc.                                                              New York
Meditrust Holding VII, Inc.                                                             Delaware
Meditrust of Houston, Inc.                                                              Massachusetts
Meditrust of Illinois, Inc.                                                             Illinois
Meditrust of Kansas, Inc.                                                               Kansas
Meditrust of Kentucky, Inc.                                                             Delaware
Meditrust of Los Angeles, Inc.                                                          Delaware
Meditrust of Louisiana, Inc.                                                            Louisiana
Meditrust of Lynn, Inc.                                                                 Delaware
Meditrust Management Corp.                                                              Delaware
Meditrust of Maryland, Inc.                                                             Delaware
Meditrust of Massachusetts, Inc.                                                        Delaware


                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT

                 MEDITRUST SUBSIDIARY CORPORATIONS (CONTINUED)

                            AS OF DECEMBER 31, 1994


                                                                                           State of
Name                                                                                    Incorporation
- ----                                                                                    -------------
Meditrust at Mountainview, Inc.                                                         Pennsylvania
Meditrust of Michigan, Inc.                                                             Delaware
Meditrust of Missouri, Inc.                                                             Delaware
Meditrust Mortgage Investments, Inc.                                                    Delaware
Meditrust of New Hampshire, Inc.                                                        Delaware
Meditrust of New York, Inc.                                                             Delaware
Meditrust of Ohio, Inc.                                                                 Delaware
Meditrust Tri-States, Inc.                                                              Delaware
New England Finance Corporation                                                         Delaware
Pacific Finance Corporation                                                             Delaware
Meditrust of San Antonio, Inc.                                                          Delaware
Meditrust of Texas, Inc.                                                                Delaware
Meditrust of Washington, Inc.                                                           Delaware
Meditrust of Wyoming, Inc.                                                              Delaware



                                      -40-